SELIGMAN
---------
LARGE-CAP
VALUE FUND

                       Mid-Year Report

                       June 30, 1999

                       ----------------

                      A Value Approach
                        to Seeking the
                    Capital Appreciation
                        Potential of
                      Larger Companies

Seligman -- Times Change...Values Endure

J. & W. Seligman & Co. Incorporated is a firm with a long tradition of investment expertise, offering a broad array of investment choices to help today's investors seek their long-term financial goals.

Times Change...

[Photo of James, Jesse and Joseph Seligman omitted]

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...Values Endure

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

Table of Contents
To the Shareholders ...................... 1   Statements of Changes in Net Assets .......... 11
Interview With Your Portfolio Managers ... 2   Notes to Financial Statements ................ 12
Performance Overview ..................... 4   Financial Highlights ......................... 15
Portfolio Overview ....................... 6   Report of Independent Auditors ............... 17
Portfolio of Investments ................  8   Board of Directors ........................... 18
Statement of Assets and Liabilities .....  9   Executive Officers and For More Information .. 19
Statement of Operations ................. 10   Glossary of Financial Terms .................. 20

TO THE SHAREHOLDERS

During the first six months of 1999, Seligman Large-Cap Value Fund posted a total return of 10.56% based on the net asset value of Class A shares. During the same time, the Russell 1000 Value Index returned 12.87% and the Standard & Poor's 500 Composite Stock Price Index (S&P 500) returned 12.38%. A discussion with your Portfolio Managers regarding the Fund's results begins on page 2.

The economic environment of the past six months has been supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

During this period, the market broadened considerably, which was good news for value stocks. It appeared that investors were once again looking beyond richly valued growth stocks for securities with more reasonable valuations. Looking ahead, we believe that this positive trend will continue. In addition, we expect that the economic environment will remain constructive for equities in general, and for value stocks in particular.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Large-Cap Value Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,


/s/ William C. Morris
William C. Morris
Chairman
                                 /s/ Brian T. Zino
                                 Brian T. Zino
                                 President

August 6, 1999

Interview With Your Portfolio Managers,
Neil T. Eigen and Richard S. Rosen

Q: How did Seligman Large-Cap Value Fund perform during the first six months of 1999?
A: For the six-month period ended June 30, 1999, Seligman Large-Cap Value Fund posted a total return of 10.56% based on the net asset value of Class A shares. This compares to 12.87% for the Russell 1000 Value Index and 12.38% for the Standard & Poor's 500 Composite Stock Price Index (S&P 500).

Q: What economic and market factors influenced the Fund's results during the first half of its fiscal year?
A: During the first fiscal quarter of 1999, value stocks continued to underperform growth stocks. This was the fifth consecutive quarter in which value suffered this performance disparity.

    The outperformance by growth stocks during that period was primarily the result of the financial turmoil that swept the globe during 1998. Investors everywhere focused on securities considered to be safe, such as US Treasury bonds and large-capitalization growth stocks, to the exclusion of a broader range of investments.

    In mid-March of this year, however, it became clear that the easier monetary policies of the world's central banks were indeed stimulating economic growth and that the global economic system was beginning to show signs of recovery. In addition, the US seemed out of danger of being dragged into a recession, as many had feared last autumn.

    As a result of the improving global outlook and continued strong growth in the US, the Federal Reserve Board announced that it was leaning toward higher interest rates in May, and followed through with a 25 basis point increase in the federal funds rate in June. The market had anticipated a rate hike, but was surprised by the Fed's announcement that it had shifted its bias from a tightening stance to a neutral one. This unexpected bias shift sparked a rally in both the stock and the bond markets.

    As the global economic environment began to improve, the near-term outlook for value stocks improved as well. Value stocks tend to be economically sensitive and often move higher during periods of worldwide economic expansion. Within such a positive economic environment, these companies generate substantial earnings growth.

    As investors gained confidence that the world economic system had indeed hit bottom and was solidly on an upswing, they began searching for value once again. Up until the second quarter of this year, the market's focus had been exceptionally narrow and the valuation disparity between value and growth had, in our view, become too wide to be sustainable. Once

A TEAM APPROACH
Seligman Large-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued large-capitalization companies with the potential for high returns on equity.

[PICTURE OMITTED]

Value Team: (from left) Nevis George (Administrative Assistant), Milton Rubin (Client Services), Richard S. Rosen (Co-Portfolio Manager), (seated) Neil T. Eigen (Portfolio Manager)

Interview With Your Portfolio Managers,
Neil T. Eigen and Richard S. Rosen

    investor sentiment changed, value stocks, many of which had been neglected opportunities for some time, enjoyed a significant rebound. We have long maintained that, over the long term, if the earnings are there, investors will take notice, and patience will be rewarded.

Q:  What was the Fund's strategy during this period?
A: Despite substantial changes in the economic outlook and investor sentiment during the past six months, our strategy has remained consistent, focusing on the long-term viability of value stocks. When we choose a stock for the portfolio, we base our decision on a company's fundamental two-year outlook.

    During the period under review, we continued to favor the financial sector. We believe that valuations within this industry are reasonable enough to produce a substantial pickup in acquisition activity in the second half of the fiscal year as potential buyers recognize the franchise worth of many of these outstanding companies.

Q:  What is your outlook?
A: The recent rebound in the global economy has paved the way toward stronger worldwide economic growth, which is favorable for US companies and for value investors. As a whole, US stock valuations appear high, but most of the overvaluation is concentrated in the growth sector. Despite the recent rebound in value stocks, we continue to find attractive long-term opportunities within the value universe.

    A recovering global economy, strong corporate earnings, low inflation, and higher interest rates (which make stocks with high valuations less attractive) should continue to provide a supportive environment for value stocks in the months ahead.

PERFORMANCE OVERVIEW

INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                                AVERAGE ANNUAL
                                                 CLASS C                     ---------------------
                                                  SINCE                                    SINCE
                                                INCEPTION        SIX           ONE       INCEPTION
                                                5/27/99*       MONTHS*        YEAR        4/25/97
                                                ---------      -------        ----       --------
CLASS A**
With Sales Charge                                  n/a          5.31%         3.25%        21.10%
Without Sales Charge                               n/a         10.56          8.44         23.86

CLASS B**
With CDSC+                                         n/a          5.14          2.67         21.83
Without CDSC                                       n/a         10.14          7.67         22.91

CLASS C**
With Sales Charge and CDSC                        1.94%          n/a           n/a           n/a
Without Sales Charge and CDSC                     3.98           n/a           n/a           n/a

CLASS D**
With 1% CDSC                                       n/a          9.14          6.67           n/a
Without CDSC                                       n/a         10.14          7.67         22.91

RUSSELL 1000 VALUE INDEX***                       2.90+++      12.87         16.37         26.03++

S&P 500***                                        5.55+++      12.38         22.76         30.18++


NET ASSET VALUE

               JUNE 30, 1999  DECEMBER 31, 1998  JUNE 30, 1998        CAPITAL GAIN INFORMATION
               ------------- ------------------- -------------        FOR THE SIX MONTHS ENDED JUNE 30, 1999
CLASS A          $11.10            $10.04           $10.34
CLASS B           10.97              9.96            10.25            REALIZED     $0.025
CLASS C           10.97               n/a              n/a            UNREALIZED    1.548o
CLASS D           10.97              9.96            10.25

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

--------------
  * Returns for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Russell 1000 Value Index and the S&P 500 are unmanaged benchmarks that assume investment of dividends and exclude the effect of fees and sales charges. Investors cannot invest directly in an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1997.
+++ From May 31, 1999.
  o Represents the per share amount of net unrealized appreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW

GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES
APRIL 25, 1997+ TO JUNE 30, 1999
4/25/97  9520*
         10173
6/30/97  10813
         11813
         11333
9/30/97  11813
         11360
         12120
12/31/97 12308
         12335
         13432
3/31/98  13906
         13973
         14095
6/30/98  14000
         13621
         11319
9/30/98  11509
         12768
         13662
12/31/98 13732
         13691
         13322
3/31/99  13787
         14922
         14813
6/30/99  15182

CLASS B SHARES
APRIL 25, 1997+ TO JUNE 30, 1999
4/25/97  10000
         10672
6/30/97  11311
         12381
         11863
9/30/97  12367
         11891
         12661
12/31/97 12846
         12874
         14011
3/31/98  14494
         14551
         14664
6/30/98  14565
         14167
         11766
9/30/98  11950
         13258
         14167
12/31/98 14239
         14182
         13796
3/31/99  14267
         15425
         15311
6/30/99  15683

CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 1999
5/27/99  9900
6/3/99   10313
6/10/99  10219
6/17/99  10360
6/24/99  10013
6/30/99  10294

CLASS D SHARES
APRIL 25, 1997+ TO JUNE 30, 1999
4/25/97  10000
         10672
6/30/97  11331
         12381
         11863
9/30/97  12367
         11891
         12661
12/31/97 12846
         12874
         14011
3/31/98  14494
         14551
         14664
6/30/98  14565
         14167
         11766
9/30/98  11950
         13258
         14167
12/31/98 14239
         14182
         13796
3/31/99  14267
         15425
         15311
6/30/99  15683

These charts reflect the growth of a $10,000 investment for Class A, Class B, Class C, and Class D shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

-----------
* Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B
  or Class C shares, respectively.
+ Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS

June 30, 1999

                                                                                           PERCENT OF NET ASSETS
                                                                                          -----------------------
                                                                                            JUNE 30,   DECEMBER 31,
                                              ISSUES      COST              VALUE           1999         1998
                                              ------  ------------       ------------     --------   ------------
COMMON STOCKS:
  Aerospace ...............................     2     $  8,880,869     $ 11,121,750        6.2           6.3
  Automotive and Related ..................     2        7,793,410        9,930,375        5.5           6.0
  Banking .................................     3       16,682,455       18,057,271       10.1          10.8
  Drugs and Health Care ...................     3       13,206,130       17,076,663        9.5           6.1
  Electric Utilities ......................     1        3,938,034        4,374,563        2.4           3.2
  Energy ..................................     1        5,385,177        6,112,500        3.4           2.6
  Finance and Insurance ...................     5       24,232,202       26,858,126       15.0          15.0
  Food ....................................     1        6,188,268        4,744,063        2.6           2.1
  Household Products and Furnishings ......     3       14,819,168       17,609,038        9.8          10.2
  Industrial Equipment ....................     1        3,339,294        5,085,000        2.8           3.1
  Medical Products and Technology .........     2        8,185,736       10,793,688        6.0           6.8
  Office Equipment ........................     1        3,661,955        5,103,000        2.8           3.4
  Packaging ...............................     1        6,600,616        4,845,000        2.7           2.3
  Paper and Forest Products ...............     2        8,646,708       11,515,960        6.4           6.6
  Retail Trade ............................     2        9,966,389       13,193,231        7.4           8.0
  Specialty Materials .....................     1        5,466,627        5,735,000        3.2           2.7
  Tobacco .................................     1        6,456,292        6,558,600        3.7           4.1
                                              ---     ------------     ------------      -----         -----
                                               32      153,449,330      178,713,828       99.5          99.3
SHORT-TERM HOLDING AND
  OTHER ASSETS LESS LIABILITIES                 1          955,354          955,354        0.5           0.7
                                              ---     ------------     ------------      -----         -----
NET ASSETS                                     33     $154,404,684     $179,669,182      100.0         100.0
                                              ===     ============     ============      =====         =====

LARGEST INDUSTRIES         Percent of
June 30, 1999              Net Assets
                           ----------

{The following plot points represents a chart in the printed matter]

FINANCE AND INSURANCE              15.0%     $26,858,126
BANKING                            10.1%     $18,057,271
HOUSEHOLD PRODUCTS AND FURNISHINGS  9.8%     $17,609,038
DRUGS AND HEALTH CARE               9.5%     $17,076,663
RETAIL TRADE                        7.4%     $13,193,231

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS


                                               SHARES
                                        --------------------
                                                    HOLDINGS
ADDITIONS                               INCREASE    6/30/99
---------                               --------    --------
Armstrong World Industries ..........     25,000     104,000
Crown Cork &Seal ....................     60,000     170,000
Dole Food ...........................     60,000     161,500
Fannie Mae ..........................     20,000      85,100
Humana ..............................    425,000     425,000
Philip Morris .......................     50,000     163,200
St. Paul Companies ..................     30,000     149,846
Summit Bancorp ......................     30,000     180,000
Tandy ...............................     86,600     173,200(1)
Texaco ..............................     24,000      97,800

                                            SHARES
                                        ---------------------
                                                    HOLDINGS
REDUCTIONS                              DECREASE    6/30/99
----------                              --------    ----------
Champion International ..............      8,000     111,900
Dial ................................     15,000     165,000
Georgia-Pacific Group ...............     36,000     130,000(2)
May Department Stores ...............     68,000          --
Penney (J.C.) .......................     75,000          --
United Technologies .................     10,000      84,000(3)

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

-------------------
(1) Includes 86,600 shares received as a result of a 2-for-1 stock split.
(2) Includes 18,000 shares received as a result of a 2-for-1 stock split.
(3) Includes 5,000 shares received as a result of a 2-for-1 stock split.

LARGEST PORTFOLIO HOLDINGS
JUNE 30, 1999

SECURITY                                 VALUE
-----------                           ----------
Tandy ............................... $8,465,150
Summit Bancorp ......................  7,526,250
Philip Morris .......................  6,558,600
United Healthcare ...................  6,450,375
Georgia-Pacific Group ...............  6,158,750

SECURITY                                 VALUE
-----------                           ----------
Dial ................................ $6,135,938
Texaco ..............................  6,112,500
United Technologies .................  6,021,750
Armstrong World Industries ..........  6,012,500
Citigroup ...........................  5,942,250

PORTFOLIO OF INVESTMENTS
June 30, 1999

                                       SHARES          VALUE
                                      --------     -----------
COMMON STOCKS  99.5%
AEROSPACE  6.2%
Goodrich (B.F.)                       120,000     $  5,100,000
United Technologies                    84,000        6,021,750
                                                  ------------
                                                    11,121,750
                                                  ------------
AUTOMOTIVE AND RELATED  5.5%
Ford Motor                             90,000        5,079,375
General Motors                         73,500        4,851,000
                                                  ------------
                                                     9,930,375
                                                  ------------
BANKING  10.1%
Bank of America                        66,580        4,881,146
Bank of New York                      154,000        5,649,875
Summit Bancorp                        180,000        7,526,250
                                                  ------------
                                                    18,057,271
                                                  ------------
DRUGS AND HEALTH CARE  9.5%
Bristol-Myers Squibb                   72,800        5,127,850
Humana                                425,000        5,498,438
United Healthcare                     103,000        6,450,375
                                                  ------------
                                                    17,076,663
                                                  ------------
ELECTRIC UTILITIES  2.4%
Dominion Resources                    101,000        4,374,563
                                                  ------------
ENERGY  3.4%
Texaco                                 97,800        6,112,500
                                                  ------------
FINANCE AND INSURANCE  15.0%
Citigroup                             125,100        5,942,250
Equitable Companies (The)              80,000        5,360,000
Fannie Mae                             85,100        5,818,713
St. Paul Companies                    149,846        4,766,976
Washington Mutual                     140,500        4,970,187
                                                  ------------
                                                    26,858,126
                                                  ------------
FOOD  2.6%
Dole Food                             161,500        4,744,063
                                                  ------------
HOUSEHOLD PRODUCTS
 AND FURNISHINGS  9.8%
Armstrong World Industries            104,000        6,012,500
Dial                                  165,000        6,135,938
Kimberly-Clark                         95,800        5,460,600
                                                  ------------
                                                    17,609,038
                                                  ------------


                                       SHARES         VALUE
                                    -----------   ------------
INDUSTRIAL EQUIPMENT  2.8%
General Electric                       45,000        5,085,000
                                                  ------------
MEDICAL PRODUCTS
   AND TECHNOLOGY  6.0%
Baxter International                   81,700        4,953,063
Medtronic                              75,000        5,840,625
                                                  ------------
                                                    10,793,688
                                                  ------------
OFFICE EQUIPMENT  2.8%
Xerox                                  86,400        5,103,000
                                                  ------------
PACKAGING  2.7%
Crown Cork & Seal                     170,000        4,845,000
                                                  ------------
PAPER AND
 FOREST PRODUCTS  6.4%
Champion International                111,900        5,357,210
Georgia-Pacific Group                 130,000        6,158,750
                                                  ------------
                                                    11,515,960
                                                  ------------
RETAIL TRADE  7.4%
Sears, Roebuck                        106,100        4,728,081
Tandy                                 173,200        8,465,150
                                                  ------------
                                                    13,193,231
                                                  ------------
SPECIALTY MATERIALS  3.2%
Raychem                               155,000        5,735,000
                                                  ------------
TOBACCO  3.7%
Philip Morris                         163,200        6,558,600
                                                  ------------
TOTAL COMMON STOCKS
  (Cost $153,449,330)                              178,713,828

SHORT-TERM HOLDINGS  1.1%
  (Cost $1,900,000)                                  1,900,000
                                                  ------------
TOTAL INVESTMENTS  100.6%
  (Cost $155,349,330)                              180,613,828
OTHER ASSETS
  LESS LIABILITIES  (0.6)%                            (944,646)
                                                  ------------
NET ASSETS  100.0%                                $179,669,182
                                                  ============


----------------------------------
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
  Common stocks (cost $153,449,330) ................................      $178,713,828
  Short-term holdings (cost $1,900,000) ............................         1,900,000        $180,613,828
                                                                          -------------
Cash ..................................................................................             51,494
Receivable for Capital Stock sold .....................................................          1,036,215
Receivable for dividends and interest .................................................            278,326
Expenses prepaid to shareholder service agent .........................................             35,122
Deferred organization expenses ........................................................              7,301
Other .................................................................................             51,261
                                                                                              ------------
TOTAL ASSETS ..........................................................................        182,073,547
                                                                                              ------------
LIABILITIES:
Payable for securities purchased ......................................................          1,690,901
Payable for Capital Stock repurchased .................................................            388,237
Accrued expenses and other ............................................................            325,227
                                                                                              ------------
TOTAL LIABILITIES .....................................................................          2,404,365
                                                                                              ------------
NET ASSETS ............................................................................       $179,669,182
                                                                                              ============
COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  16,320,142 shares outstanding):
  Class A .............................................................................       $      5,220
  Class B .............................................................................              6,173
  Class C .............................................................................                242
  Class D .............................................................................              4,685
Additional paid-in capital ............................................................        154,561,242
Undistributed net investment income ...................................................             23,436
Accumulated net realized loss .........................................................           (196,314)
Net unrealized appreciation of investments ............................................         25,264,498
                                                                                              ------------
NET ASSETS ............................................................................       $179,669,182
                                                                                              ============
NET ASSET VALUE PER SHARE:
CLASS A ($57,942,643 / 5,220,267 shares) ..............................................             $11.10
                                                                                                    ======
CLASS B ($67,694,064 / 6,173,006 shares) ..............................................             $10.97
                                                                                                    ======
CLASS C ($2,655,247 / 242,116 shares) .................................................             $10.97
                                                                                                    ======
CLASS D ($51,377,228 / 4,684,753 shares) ..............................................             $10.97
                                                                                                    ======

----------------------------
See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Dividends .......................................................       $1,544,290
Interest ........................................................           18,443
                                                                     -------------
TOTAL INVESTMENT INCOME ..........................................................        $1,562,733
EXPENSES:
Management fee ..................................................          629,153
Distribution and service fees ...................................          594,079
Shareholder account services ....................................          190,621
Registration ....................................................           43,775
Auditing and legal fees .........................................           27,775
Shareholder reports and communications ..........................           25,513
Custody and related services ....................................           19,205
Directors' fees and expenses ....................................            3,550
Amortization of deferred organization expenses ..................            1,288
Miscellaneous ...................................................            3,230
                                                                     -------------
TOTAL EXPENSES ...................................................................         1,538,189
                                                                                         -----------
NET INVESTMENT INCOME.............................................................            24,544
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on investments ................................          404,034
Net change in unrealized appreciation of investments ............       15,289,139
                                                                     -------------
NET GAIN ON INVESTMENTS ..........................................................        15,693,173
                                                                                         -----------
INCREASE IN NET ASSETS FROM OPERATIONS ...........................................       $15,717,717
                                                                                         ===========

-------------------
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                     SIX MONTHS ENDED    YEAR ENDED
                                                                                       JUNE 30, 1999   DECEMBER 31, 1998
                                                                                     ----------------  -----------------
OPERATIONS:
Net investment income ..........................................................       $     24,544    $    166,821
Net realized gain (loss) on investments ........................................            404,034        (600,348)
Net change in unrealized appreciation of investments ...........................         15,289,139       6,792,088
                                                                                       ------------    ------------
INCREASE IN NET ASSETS FROM OPERATIONS .........................................         15,717,717       6,358,561
                                                                                       ------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
   Class A .....................................................................                 --        (192,895)
Net realized gain on investments:
   Class A .....................................................................                 --        (282,285)
   Class B .....................................................................                 --        (326,267)
   Class D .....................................................................                 --        (219,836)
                                                                                       ------------    ------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS ......................................                 --      (1,021,283)
                                                                                       ------------    ------------
CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares ..............................................         26,585,139      78,687,815
Investment of dividends ........................................................              --            171,043
Exchanged from associated Funds ................................................         33,725,861      55,824,065
Shares issued in payment of gain distributions .................................              --            758,184
                                                                                       ------------    ------------
Total ..........................................................................         60,311,000     135,441,107
                                                                                       ------------    ------------
Cost of shares repurchased .....................................................        (22,092,337)    (19,032,005)
Exchanged into associated Funds ................................................        (22,791,939)    (24,208,824)
                                                                                       ------------    ------------
Total ..........................................................................        (44,884,276)    (43,240,829)
                                                                                       ------------    ------------
INCREASE IN NET ASSETS FROM CAPITAL
   SHARE TRANSACTIONS ..........................................................         15,426,724      92,200,278
                                                                                       ------------    ------------
INCREASE IN NET ASSETS .........................................................         31,144,441      97,537,556
NET ASSETS:
Beginning of period ............................................................        148,524,741      50,987,185
                                                                                       ------------    ------------
END OF PERIOD (including undistributed/(distribution in excess of)
  net investment income of $23,436 and $(1,108), respectively) .................       $179,669,182    $148,524,741

-------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Large-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in common stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT
   INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

F. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. SHORT-TERM INVESTMENTS -- At June 30, 1999, the Fund owned short-term investments which matured in less than seven days.

NOTES TO FINANCIAL STATEMENTS

4. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $28,034,098 and $12,474,077, respectively.

     At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $32,592,353 and $7,327,855, respectively.

5. CAPITAL SHARE TRANSACTIONS-- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:


                              SIX MONTHS ENDED                YEAR ENDED
                                 JUNE 30, 1999         DECEMBER 31, 1998
                       ------------------------ ------------------------

CLASS A                   SHARES        AMOUNT      SHARES        AMOUNT
----------------------------------------------- ------------------------
Net proceeds from
  sales of shares      1,085,712   $11,432,512   2,732,752   $26,848,150
Investment of
  dividends                   --            --      17,633       171,043
Exchanged from
  associated Funds     1,626,246    17,436,057   2,456,260    24,149,943
Shares issued in
  payment of gain
  distributions               --            --      26,432       260,093
----------------------------------------------- ------------------------
Total                  2,711,958    28,868,569   5,233,077    51,429,229

----------------------------------------------- ------------------------
Cost of shares
  repurchased           (934,858)   (9,713,310) (1,351,175)  (12,554,489)
Exchanged into
  associated Funds    (1,466,239)  (15,642,307) (1,580,952)  (15,313,160)
----------------------------------------------- -------------------------
Total                 (2,401,097)  (25,355,617) (2,932,127)  (27,867,649)
----------------------------------------------- -------------------------
Increase in Shares       310,861   $ 3,512,952   2,300,950   $23,561,580
----------------------------------------------- -------------------------


                              SIX MONTHS ENDED                YEAR ENDED
                                 JUNE 30, 1999         DECEMBER 31, 1998
                       ------------------------ ------------------------

CLASS B                   SHARES        AMOUNT      SHARES        AMOUNT
----------------------------------------------- ------------------------

Net proceeds from
sales of shares          791,016   $ 8,275,418   3,343,264   $33,045,799
Exchanged from
  associated Funds       749,763     7,725,081   1,184,929    11,389,752
Shares issued in
  payment of gain
  distributions               --            --      29,903       290,656
----------------------------------------------- ------------------------
Total                  1,540,779    16,000,499   4,558,096   44,726,207
------------------------------------------------------------------------
Cost of shares
  repurchased           (550,923)   (5,640,524)   (357,377)   (3,440,426)
Exchanged into
  associated Funds      (476,245)   (4,829,125)   (413,592)   (3,869,171)
----------------------------------------------- ------------------------
Total                 (1,027,168)  (10,469,649)   (770,969)   (7,309,597)
----------------------------------------------- ------------------------
Increase in Shares       513,611   $ 5,530,850   3,787,127   $37,416,610
----------------------------------------------- ------------------------

                                 MAY 27, 1999*
                             TO JUNE 30, 1999
                             -----------------

CLASS C                   Shares        Amount
-----------------------------------------------
Net proceeds from
  sales of shares        242,138    $2,644,601
-----------------------------------------------
Total                    242,138     2,644,601
Exchanged into
associated Funds             (22)         (243)
Total                        (22)         (243)
-----------------------------------------------
Increase in Shares       242,116    $2,644,358
-----------------------------------------------

* Commencement of offering of shares.


                              SIX MONTHS ENDED                YEAR ENDED
                                 JUNE 30, 1999         DECEMBER 31, 1998
                       ------------------------ ------------------------

CLASS D                   SHARES        AMOUNT      SHARES        AMOUNT
----------------------------------------------- ------------------------
Net proceeds from
  sales of shares        412,836    $4,232,608   1,904,014   $18,793,866
Exchanged from
  associated Funds       857,117     8,564,723   2,084,910    20,284,370
Shares issued in
  payment of gain
  distributions               --            --      21,341       207,435
----------------------------------------------- ------------------------
Total                  1,269,953    12,797,331   4,010,265    39,285,671
----------------------------------------------- ------------------------
Cost of shares
  repurchased           (661,678)   (6,738,503)   (318,189)   (3,037,090)
Exchanged into
  associated Funds      (231,268)   (2,320,264)   (530,094)   (5,026,493)
----------------------------------------------- -------------------------
Total                   (892,946)   (9,058,767)   (848,283)   (8,063,583)

----------------------------------------------- -------------------------
Increase in Shares       377,007    $3,738,564   3,161,982   $31,222,088
----------------------------------------------- -------------------------

6. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. SELIGMAN & CO. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 0.80% per annum of the Fund's average daily net assets.

     The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $21,673 from sales of Class A shares. Commissions of $165,178 and $20,262 were paid to dealers for sales of Class A and Class C shares, respectively.

     The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor

NOTES TO FINANCIAL STATEMENTS

charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $64,886, or 0.25% per annum of the average daily net assets of Class A shares.

     Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $295,587, $716, and $232,890, respectively.

     The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $26,362.

     The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $12,313.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $106 from the sales of shares of the Fund. Seligman Services, Inc. also received distribution and service fees of $7,148, pursuant to the Plan.

     Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $190,621 for shareholder account services.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $1,575 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

7. CAPITAL LOSS CARRYFORWARD -- At December 31, 1998, the Fund had a net capital loss carryforward for federal income tax purposes of $600,348, which is available for offset against future taxable net gains and will expire in 2006. Accordingly, no capital gain distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforward.

8. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

FINANCIAL HIGHLIGHTS

     The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your dividends and capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                    Class A                                Class B
                                                    --------------------------------------------------------------------------------
                                                      SIX MONTHS     YEAR        4/25/97*   SIX MONTHS      YEAR        4/25/97*
                                                        ENDED        Ended         To          ENDED        Ended         To
                                                       6/30/99     12/31/98     12/31/97      6/30/99     12/31/98     12/31/97
                                                    ------------  -----------  ----------   ------------ ------------ ------------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............     $10.04       $ 9.09         $7.14      $ 9.96         $9.04        $7.14
                                                    ------------  -----------  ---------     -------       -------        -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................       0.02         0.06          0.03       (0.01)        (0.02)       (0.01)
Net realized and unrealized gain (loss)
  on investments .................................       1.04         0.99          2.06        1.02          1.00         2.04
                                                    ------------  -----------  ---------     -------       -------        -----
TOTAL FROM INVESTMENT OPERATIONS .................       1.06         1.05          2.09        1.01          0.98         2.03
                                                    ------------  -----------  ---------     -------       -------        -----
LESS DISTRIBUTIONS:
Dividends from net investment income .............          --       (0.04)        (0.01)          --           --           --
Distributions from net realized capital gains ....          --       (0.06)        (0.13)          --        (0.06)       (0.13)
                                                    ------------  -----------  ---------     -------       -------        -----
TOTAL DISTRIBUTIONS ..............................          --       (0.10)        (0.14)          --        (0.06)       (0.13)
                                                    ------------  -----------  ---------     -------       -------        -----
NET ASSET VALUE, END OF PERIOD ...................     $11.10       $10.04         $9.09      $10.97         $9.96        $9.04
                                                    ============  ===========  =========     =======       =======        =====

TOTAL RETURN: ....................................      10.56%       11.57%        29.28%      10.14%        10.85%       28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........    $57,943      $49,297       $23,699     $67,694       $56,342      $16,930
Ratio of expenses to average net assets ..........       1.45%+       1.50%         1.47%+      2.20%+        2.25%        2.25%+
Ratio of net income (loss) to average net assets .       0.53%+       0.61%         0.58%+     (0.21)%+      (0.14)%      (0.20)%+
Portfolio turnover rate ..........................       7.87%       10.44%        38.74%       7.87%        10.44%       38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ..........                                  2.07%+                                 2.85%+
Ratio of net income (loss) to average net assets .                                 (0.02)%+                               (0.80)%+

-------------------------
See footnotes on page 16.

Financial Highlights

                                                         CLASS C               CLASS D
                                                    -----------------------------------------------
                                                      5/27/99*    SIX MONTHS     YEAR     4/25/97*
                                                        TO           ENDED      ENDED        TO
                                                      6/30/99       6/30/99    12/31/98    12/31/97
                                                    ---------     ----------   ---------  ---------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD .............     $10.55      $ 9.96        $9.04       $7.14
                                                    ---------      ------      -------       -----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .....................         --       (0.01)       (0.02)      (0.01)
Net realized and unrealized gain (loss)
  on investments .................................       0.42        1.02         1.00        2.04
                                                    ---------      ------      -------       -----
TOTAL FROM INVESTMENT OPERATIONS .................       0.42        1.01         0.98        2.03
                                                    ---------      ------      -------       -----
LESS DISTRIBUTIONS:
Dividends from net investment income .............         --          --           --         --
Distributions from net realized capital gains ....         --          --        (0.06)      (0.13)
                                                    ---------      ------      -------       -----
TOTAL DISTRIBUTIONS ..............................         --          --        (0.06)      (0.13)
                                                    ---------      ------      -------       -----
NET ASSET VALUE, END OF PERIOD ...................     $10.97      $10.97        $9.96       $9.04
                                                    =========      ======      =======       =====

TOTAL RETURN: ....................................       3.98%      10.14%       10.85%      28.46%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) .........     $2,655     $51,377      $42,886     $10,358
Ratio of expenses to average net assets ..........       2.27%+      2.20%+       2.25%       2.25%+
Ratio of net income (loss) to average net assets .      (0.17)%+    (0.21)%+     (0.14)%     (0.20)%+
Portfolio turnover rate ..........................       7.87%++     7.87%       10.44%      38.74%
Without management fee waiver:**
Ratio of expenses to average net assets ..........                                            2.85%+
Ratio of net income (loss) to average net assets .                                           (0.80)%+

-----------------------
*  Commencement of offering of shares.
** The Manager, at its discretion, waived a portion of its fees for certain of the periods presented.
+  Annualized.
++ For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS AND SHAREHOLDERS, SELIGMAN
LARGE-CAP VALUE FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Large-Cap Value Fund as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Large-Cap Value Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

/S/Deloitte & Touche LLP
DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999

BOARD OF DIRECTORS

JOHN R. GALVIN 2, 4
Dean, Fletcher School of Law and Diplomacy
   at Tufts University
Director, Raytheon Company

ALICE S. ILCHMAN 3, 4
Trustee, Committee for Economic Development
Chairman, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
Director, Kimberly-Clark Corporation
Director, Baptist Medical Center
Director, Conoco Inc.

JOHN E. MEROW 2, 4
Retired Chairman and Senior Partner,
   Sullivan & Cromwell, Law Firm
Director, Commonwealth Industries, Inc.
Director, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
Trustee, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
Chairman
Chairman of the Board,
   J. & W. Seligman & Co. Incorporated
Chairman, Carbo Ceramics Inc.
Director, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
Retired Partner, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
Director, KeySpan Energy Corporation
Trustee, Committee for Economic Development
Director, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
Managing Director, Director of Investments,
   J. & W. Seligman & Co. Incorporated
Trustee Emeritus, Colby College

ROBERT L. SHAFER 3, 4
Retired Vice President, Pfizer Inc.

JAMES N. WHITSON 2, 4
Director and Consultant, Sammons Enterprises, Inc.
Director, C-SPAN
Director, CommScope, Inc.

BRIAN T. ZINO 1
President
President, J. & W. Seligman & Co. Incorporated
Chairman, Seligman Data Corp.
Director, ICI Mutual Insurance Company
Member of the Board of Governors,
   Investment Company Institute

Director Emeritus
FRED E. BROWN
Director and Consultant,
   J. & W. Seligman &Co. Incorporated

----------------
Member: 1 Executive Committee
        2 Audit Committee
        3 Director Nominating Committee
        4 Board Operations Committee

EXECUTIVE OFFICERS



WILLIAM C. MORRIS
Chairman

BRIAN T. ZINO
President

NEIL T. EIGEN
Vice President

LAWRENCE P. VOGEL
Vice President

THOMAS G. ROSE
Treasurer

FRANK J. NASTA
Secretary

FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co. Incorporated
100 Park Avenue
New York, NY  10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY  10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY  10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450    Shareholder Services
(800) 445-1777    Retirement Plan Services
(212) 682-7600    Outside the United States
(800) 622-4597    24-Hour Automated Telephone Access Service

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The Average Annual Total Return represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

------------------
Adapted from the Investment Company Institute's 1999 Mutual Fund Fact Book.

[Back Cover]

THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN LARGE-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.


                                     [LOGO]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

EQVL3 6/99               [GRAPHIC] Printed on Recycled Paper




               SELIGMAN
-----------------------
              SMALL-CAP
             VALUE FUND

                              [PHOTOGRAPH OMITTED]

                                 MID-YEAR REPORT
                                  JUNE 30, 1999

                               [GRAPHIC OMITTED]

                                A VALUE APPROACH
                                 TO SEEKING THE
                              CAPITAL APPRECIATION
                                  POTENTIAL OF
                                SMALLER COMPANIES



                                 [LOGO OMITTED]
                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864

SELIGMAN -- TIMES CHANGE...VALUES ENDURE

J. & W. SELIGMAN & CO. INCORPORATED IS A FIRM WITH A LONG TRADITION OF INVESTMENT EXPERTISE, OFFERING A BROAD ARRAY OF INVESTMENT CHOICES TO HELP TODAY'S INVESTORS SEEK THEIR LONG-TERM FINANCIAL GOALS.

[PHOTO OMITTED]

JAMES, JESSE, AND JOSEPH SELIGMAN, 1870

TIMES CHANGE...

Established in 1864, Seligman has a history of providing financial services marked not by fanfare, but rather by a quiet and firm adherence to financial prudence. While the world has changed dramatically in the 135 years since Seligman first opened its doors, the firm has continued to offer its clients high-quality investment solutions through changing times.

In the late 19th century, as the country grew, Seligman helped finance the westward expansion of the railroads, the construction of the Panama Canal, and the launching of urban transit systems. In the first part of the 20th century, as America became an industrial power, the firm helped fund the growing capital needs of the nascent automobile and steel industries.

With the formation of Tri-Continental Corporation in 1929 -- today, the nation's largest diversified publicly-traded closed-end investment company -- Seligman began shifting its emphasis from investment banking to investment management. Despite the stock market crash and ensuing depression, Seligman was convinced of the importance that investment companies could have in building wealth for individual investors and began managing its first mutual fund in 1930.

In the decades that followed, Seligman has continued to offer forward-looking investment solutions, including equity funds that specialize in small companies, technology, or international securities, and bond funds that focus on high-yield issuers, US government bonds, or municipal securities.

 ...VALUES ENDURE

Seligman is proud of its distinctive past and of the traditional values that continue to shape the firm's business decisions and investment judgment. While much has changed over the years, the firm's commitment to providing prudent investment management that seeks to build wealth for clients over time is an enduring value that will guide Seligman into the new millennium.

------------------------------------------------------------------
    Table of Contents

    To the Shareholders .................................    1
    Interview With Your Portfolio Managers ..............    2
    Performance Overview ................................    4
    Portfolio Overview ..................................    6
    Portfolio of Investments ............................    8
    Statement of Assets and Liabilities .................    9
    Statement of Operations .............................   10
    Statements of Changes in Net Assets .................   11
    Notes to Financial Statements .......................   12
    Financial Highlights ................................   15
    Report of Independent Auditors ......................   17
    Board of Directors ..................................   18
    Executive Officers AND For More Information .........   19
    Glossary of Financial Terms .........................   20
------------------------------------------------------------------

TO THE SHAREHOLDERS

The first half of 1999 was a rewarding period for Seligman Small-Cap Value Fund. During this time, the Fund posted a total return of 14.74% based on the net asset value of Class A shares, compared to 5.26% for the Russell 2000 Value Index and 9.15% for the Lipper Small Cap Funds Average. A full discussion with your Portfolio Managers regarding Fund performance begins on page 2.

The economic environment over the past six months was supportive for common stocks. Inflation remained benign, corporate profits were strong, and the global economy continued to recover, which should begin to lift some of the pressure for world economic growth off the US. During this time, the US economy entered its ninth year of expansion, with the pace of growth remarkably strong.

The robust US economy, coupled with improved business prospects in most of the rest of the world, caused the Federal Reserve Board to announce in May that it was leaning toward a tighter monetary policy. Thus, market participants were not surprised when the Fed increased the federal funds rate by 25 basis points on June 30. However, markets did not expect the Fed to also announce that it was changing its bias from tightening to neutral. This news immediately pushed the Dow Jones Industrial Average 155 points higher and pushed the 30-year Treasury bond yield back below 6%. Since then, however, fears of additional interest rate hikes have surfaced, sending the market averages lower and the 30-year Treasury bond yield above 6%.

During this period, the market broadened considerably, which was good news for small-cap value stocks. It appeared that investors were once again looking beyond richly valued large-cap growth stocks for securities with more reasonable valuations. Looking ahead, we believe that this positive trend will continue. In addition, we expect that the economic environment will remain a constructive one for common stocks in general, and for small-cap value stocks in particular.

As the millennium approaches, we have become concerned that the media's focus on the Year 2000 (Y2K) computer issue, and the fears that this attention may spark, will cause some investors to take actions that are not in their best long-term interests. In our view, the primary danger to investors is losing sight of their long-term financial goals, and altering their portfolios and asset allocations in an attempt to respond to the confusion surrounding this issue.

In the US, governments and businesses have committed substantial resources to this issue and, while there may be scattered inconveniences, we believe that the US will enter the year 2000 relatively seamlessly, and that much of the rest of the developed world is also well positioned to deal with the new millennium.

For the past several years, J. & W. Seligman & Co. Incorporated (Seligman), your Fund's manager, and Seligman Data Corp. (Seligman Data), your Fund's shareholder service agent, have been working to ensure that shareholders do not experience any Y2K-related inconveniences. We are pleased to report that the early start has paid off. During the spring of this year, Seligman and Seligman Data participated in Y2K testing conducted by the Securities Industry Association. These tests were completed without any Y2K-related problems on the part of Seligman or Seligman Data. Tests with key service providers were also conducted, all of which were successfully completed in a Y2K environment.

Thank you for your continued support of Seligman Small-Cap Value Fund. We look forward to serving your investment needs for many years to come.

By order of the Board of Directors,

/s/William C. Morris
--------------------
William C. Morris
Chairman

                                 /s/Brian T. Zino
                                 ----------------
                                 Brian T. Zino
                                 President

August 6, 1999

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

Q: HOW DID SELIGMAN SMALL-CAP VALUE FUND PERFORM DURING THE FIRST SIX MONTHS OF 1999?

A: Seligman Small-Cap Value Fund enjoyed a strong first half and was up 14.74% during the period. This return far surpassed the 5.26% total return for small-cap value stocks, as measured by the Russell 2000 Value Index, and the 9.15% total return for the Fund's peer group, as measured by the Lipper Small Cap Funds Average.

Q: WHAT ECONOMIC AND MARKET FACTORS CONTRIBUTED TO THE FUND'S STRONG PERFORMANCE DURING THE FIRST HALF OF ITS FISCAL YEAR?

A: During the first fiscal quarter of 1999, value stocks continued to underperform growth stocks. This was the fifth consecutive quarter in which value suffered this performance disparity.

    In mid-March of this year, however, it became clear that the easier monetary policies of the world's central banks were indeed stimulating economic growth and that the global economic system was beginning to show signs of recovery. In addition, the US seemed out of danger of being dragged into a recession, as many had feared last autumn.

    As the global economic environment began to improve, the near-term outlook for value stocks became more positive as well. Value stocks tend to be economically sensitive and often move higher during periods of worldwide economic expansion. Within such a positive economic environment, these companies can generate substantial earnings growth. In addition, higher interest rates tend to favor value stocks over growth stocks.

    As investors gained confidence that the world economic system had indeed bottomed and was solidly on an upswing, they began searching for value among smaller companies. Some of the Fund's holdings appreciated dramatically as a result, without noticeable changes in company fundamentals or earnings estimates. It was simply a change in sentiment that finally raised their stock prices. We have long maintained that, over the long term, if the earnings are there, investors will take notice and patience will be rewarded.

Q:  WHAT WAS YOUR INVESTMENT STRATEGY DURING THIS PERIOD?

A: Despite shifts in the economic outlook and investor sentiment during the past six months, our strategy remained consistent. We continued to focus on the long-term viability of small-cap value stocks. When we choose a stock for the portfolio, we base our decision upon a company's fundamental two-year outlook, not on technical analysis or short-term events.

[PHOTO OMITTED]

VALUE TEAM:(FROM LEFT) NEVIS GEORGE (ADMINISTRATIVE ASSISTANT), MILTON RUBIN (CLIENT SERVICES), RICHARD S. ROSEN (CO-PORTFOLIO MANAGER), (SEATED) NEIL T. EIGEN (PORTFOLIO MANAGER)

--------------------------------------------------------------------------------
A TEAM APPROACH

Seligman Small-Cap Value Fund is managed by the Seligman Value Team, headed by Neil T. Eigen, who has over 30 years of experience as a value investor. Mr. Eigen and Richard S. Rosen are assisted in the management of the Fund by seasoned research professionals who are responsible for identifying reasonably valued small-capitalization companies with the potential for high returns on equity.
--------------------------------------------------------------------------------

INTERVIEW WITH YOUR PORTFOLIO MANAGERS,
NEIL T. EIGEN AND RICHARD S. ROSEN

    Our portfolio strategy tends to be simple and consistent; it does not significantly change from quarter to quarter. We pursue stocks of companies that we believe are high-quality companies that nonetheless trade at a discount to their inherent value. We then anticipate holding these companies until their value is recognized by the market, which may be a substantial period of time. We believe that our commitment to long-term investing is essential to success in the small-cap market. During the past six-month period, our long-term perspective and patience was rewarded.

Q:  DID YOU MAKE ANY PORTFOLIO CHANGES DURING THE PAST SIX MONTHS?

A: We found a number of attractive opportunities in the areas of drugs and health care, and medical products and technology, where stock prices had declined sharply due to near-term disappointments or because institutional sellers had driven prices down to levels that, in our view, cannot be maintained over the long term. We believe that these recent acquisitions will eventually pay off as the market recognizes the value inherent in these stocks.

    We also purchased, when share prices fell close to book value, two financial companies with above-average earnings growth and important strategic value. During the period, we sold several technology holdings at a profit in response to attractive takeover offers.

Q: WHAT IMPACT DO YOU THINK YEAR 2000 (Y2K) COMPUTER ISSUES WILL HAVE ON THE SMALL-CAP SECTOR?

A: Small companies are certainly more vulnerable to Y2K-related problems than are large companies and are probably not as prepared in general for potential Y2K difficulties. When we invest for the Fund, we consider a company's level of Y2K readiness. However, smaller companies often conduct business with many other smaller companies, many of which we do not know as well. These companies may not be as prepared for Y2K as we would like. Nonetheless, we believe that whatever minor disruptions that may take place will not be insurmountable.

    This scenario does, however, introduce some uncertainty to the small-cap sector, and investors do not like uncertainty. We believe that this sentiment may create new selective buying opportunities as we approach year end. We view Y2K as a short-term issue for the sector, and we will therefore remain focused on the Fund's longer-term goals.

Q:  WHAT IS YOUR OUTLOOK?

A: We are, of course, pleased with the Fund's performance so far this year. As investors once again began searching for value, at long last they rediscovered small-cap stocks. Although this sector had a spectacular run, especially during the second quarter when these stocks gained 20%, we believe they remain attractively valued and have room for further appreciation.

    Small-cap stocks have been historically volatile over short time periods, and it is therefore very difficult to predict near-term price movements. However, we believe that the current economic environment is supportive for small caps, and we believe that the good performance has every reason to continue. A recovering global economy, strong corporate earnings, low inflation, and higher interest rates (which make richly valued stocks less attractive) should contribute to sustaining this trend.

PERFORMANCE OVERVIEW
INVESTMENT RESULTS PER SHARE

TOTAL RETURNS
FOR PERIODS ENDED JUNE 30, 1999

                                                                      AVERAGE ANNUAL
                                      CLASS C                    -------------------------
                                       SINCE                                      SINCE
                                     INCEPTION         SIX           ONE        INCEPTION
                                     *5/27/99*      *MONTHS*        YEAR         4/25/97
                                   -------------   ----------    -----------  ------------
CLASS A**
With Sales Charge                        n/a           9.32%       (6.27)%        9.11%
Without Sales Charge                     n/a          14.74        (1.59)        11.60

CLASS B**
With CDSC+                               n/a           9.27        (7.23)         9.58
Without CDSC                             n/a          14.27        (2.37)        10.80

CLASS C**
With Sales Charge and CDSC              7.66%           n/a          n/a           n/a
Without Sales Charge and CDSC           9.75            n/a          n/a           n/a

CLASS D**
With 1% CDSC                             n/a          13.27        (3.34)          n/a
Without CDSC                             n/a          14.27        (2.37)        10.80

LIPPER SMALL CAP FUNDS AVERAGE***       6.65+++        9.15        (3.95)        19.93++

RUSSELL 2000 VALUE INDEX***             3.62+++        5.26        (5.72)        12.15++


NET ASSET VALUE

             JUNE 30, 1999     DECEMBER 31, 1998    JUNE 30, 1998
             -------------     -----------------    -------------
CLASS A          $9.03              $7.87               $9.21
CLASS B           8.89               7.78                9.14
CLASS C           8.89                n/a                 n/a
CLASS D           8.89               7.78                9.14

CAPITAL GAIN (LOSS) INFORMATION
FOR THE SIX MONTHS ENDED JUNE 30, 1999

REALIZED                              $0.270
UNREALIZED                            (1.129)0

Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

------------------
  * Return for periods of less than one year are not annualized.
 ** Return figures reflect any change in price per share and assume the investment of dividend and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales charge ("CDSC"), charged on redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class C shares are calculated with and without the effect of the initial 1% maximum sales charge and the 1% CDSC that is charged on redemptions made within 18 months of the date of purchase. Returns for Class D shares are calculated with and without the effect of the 1% CDSC, charged on redemptions made within one year of the date of purchase.
*** The Lipper Small Cap Funds Average (Lipper Average) and the Russell 2000
    Value Index are unmanaged benchmarks that assume investment of dividends. The Lipper Average and the Russell 2000 Value Index exclude the effect of fees and/or sales charges. The monthly performance of the Lipper Average is used in the Performance Overview. Investors cannot invest directly in an average or an index.
  + The CDSC is 5% for periods of one year or less, and 3% since inception.
 ++ From April 30, 1997.
+++ From May 31, 1999.
  0 Represents the per share amount of net unrealized depreciation of portfolio securities as of June 30, 1999.

PERFORMANCE OVERVIEW
GROWTH OF AN ASSUMED $10,000 INVESTMENT

CLASS A SHARES
APRIL 25, 1997+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
4/25/97     9520
           10547
6/30/97    11467
           12027
           12240
9/30/97    13160
           12627
           12623
12/31/97   12983
           12209
           13050
3/31/98    13650
           13370
           12890
6/30/98    12289
           11502
            9314
9/30/98     9247
            9727
           10165
12/31/98   10540
           10232
            9643
3/31/99     9777
           11130
           11183
6/30/99    12094


CLASS B SHARES
APRIL 25, 1997+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
4/25/97  10000
         11064
6/30/97  12031
         12619
         12829
9/30/97  13782
         13221
         13203
12/31/97 13582
         12755
         13624
3/31/98  14240
         13932
         13441
6/30/98  12811
         11970
          9685
9/30/98   9615
         10106
         10566
12/31/98 10946
         10622
         10003
3/31/99  10130
         11522
         11579
6/30/99  12507


CLASS C SHARES
MAY 27, 1999+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
5/27/99  9900
6/3/99   10279
6/10/99  10267
6/17/99  10499
6/24/99  10474
6/30/99  10866


CLASS D SHARES
APRIL 25, 1997+ TO JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]
4/25/97  10000
         11064
6/30/97  12031
         12619
         12829
9/30/97  13782
         13221
         13203
12/31/97 13582
         12755
         13624
3/31/98  14254
         13946
         13441
6/30/98  12811
         11970
          9685
9/30/98   9615
         10106
         10566
12/31/98 10946
         10622
         10003
3/31/99  10130
         11522
         11579
6/30/99  12507


These charts reflect the growth of a $10,000 investment for Class A, Class B, Class C, and Class D shares since inception, assuming that all distributions within the period are invested in additional shares. Since the measured periods vary, the charts are plotted using different scales and are not comparable.

------------------
 * Net of the 4.75% or 1% maximum initial sales charge for Class A or Class C shares, respectively.
** Excludes the effects of the 3% or 1% CDSC for Class B or Class C shares, respectively.
 + Inception date.

PORTFOLIO OVERVIEW

DIVERSIFICATION OF NET ASSETS
JUNE 30, 1999

                                                                                                           PERCENT OF NET ASSETS
                                                                                                        --------------------------
                                                                                                          JUNE 30,   DECEMBER 31,
                                                           ISSUES        COST                VALUE          1999         1998
                                                           -------   --------------       ------------  ----------- --------------
COMMON STOCKS:
   Advertising ......................................          1      $  3,270,333         $ 3,900,000       2.5           3.0
   Apparel and Textiles .............................          1         2,483,585           3,254,062       2.1           3.7
   Appliances .......................................          1         4,255,284           3,796,875       2.5           0.8
   Automotive and Trucking ..........................         --                --                  --        --           2.1
   Banking ..........................................          3        10,967,276           9,727,421       6.3           4.6
   Building and Construction ........................          1         4,108,596           4,325,912       2.8           3.0
   Capital Goods ....................................          2         6,153,305           5,843,594       3.8           3.1
   Computer Software ................................         --                --                  --        --           1.0
   Consumer Goods and Services ......................          2         6,235,425           5,656,875       3.6            --
   Distributors .....................................          1         4,507,278           3,940,000       2.5           4.1
   Drugs and Health Care ............................          1         3,272,800           3,156,250       2.0            --
   Finance and Insurance ............................          3        10,869,773           9,727,943       6.3           4.8
   Food .............................................         --                --                  --        --           2.0
   Garden Products ..................................          1         4,814,628           1,899,047       1.2           1.7
   Industrial Goods and Services ....................          1         4,394,810           4,655,000       3.0           2.4
   Leisure and Related ..............................          1         2,500,781           2,640,000       1.7            --
   Machinery ........................................          1         8,810,892           5,494,141       3.5           2.0
   Manufacturing ....................................          3         9,546,026          12,610,491       8.1           7.1
   Medical Products and Technology ..................          2         3,763,312           6,316,088       4.1           6.1
   Oil and Gas ......................................          2         8,846,290           8,876,875       5.7           5.0
   Packaging/Containers .............................          2         8,097,110           6,379,438       4.1           3.4
   Plastics .........................................          1         3,399,581           2,646,000       1.7           1.3
   Printing and Publishing ..........................          2        10,738,338           7,484,375       4.8           5.9
   Restaurants ......................................          2         5,014,921           5,665,138       3.7           5.6
   Retail Trade .....................................          7        23,359,639          19,155,769      12.3           9.1
   Shipbuilding .....................................         --                --                  --        --           2.7
   Specialty Chemicals ..............................          1         3,082,714           3,632,312       2.3           4.4
   Specialty Metals/Steel ...........................          2        11,560,580           5,049,150       3.3           2.5
   Tobacco ..........................................         --                --                  --        --           2.6
   Transportation ...................................          2        10,837,877           9,446,875       6.1           4.8
   Miscellaneous ....................................         --                --                  --        --           1.7
                                                            ----     -------------       -------------    ------        ------
                                                              46       174,891,154         155,279,631     100.0         100.5
   OTHER ASSETS LESS LIABILITIES ....................         --           (55,554)            (55,554)       --          (0.5)
                                                            ----     -------------       -------------    ------        ------
   NET ASSETS .......................................         46     $ 174,835,600        $155,224,077     100.0         100.0
                                                            ====     =============       =============    ======        ======

PORTFOLIO OVERVIEW

LARGEST PORTFOLIO CHANGES
DURING PAST SIX MONTHS

                                           SHARES
                                 --------------------------
                                                 HOLDINGS
ADDITIONS                          INCREASE       6/30/99
-------------                    ------------  ------------
Commercial Federal ............      100,000      100,000
Fred's ........................      200,000      200,000
Fresh Del Monte Produce .......      200,000      200,000
Harman International
  Industries ..................       60,000       60,000
Liberty Financial .............      125,000      125,000
Omnicare ......................      250,000      250,000
Rent-Way ......................      115,000      115,000
Stage Stores ..................      350,000      700,000
Trans World Entertainment .....      200,000      200,000
Urban Outfitters ..............      129,700      129,700

                                           SHARES
                                 --------------------------
                                                 HOLDINGS
DELETIONS                          DECREASE       6/30/99
-------------                    ------------  ------------
Abercrombie & Fitch (Class A) .       55,000         70,000(1)
Avondale Industries ...........      167,500            --
Cephalon ......................      425,000            --
ChiRex ........................      180,000       150,000
Consolidated Cigar Holding ....      265,000            --
Dialogic ......................       95,000            --
Elsag Bailey Process
  Auto (ADRs) .................      111,700            --
Foodmaker .....................      175,000       150,000
Schulman (A.) .................      220,000            --
VWR Scientific Products .......      170,000            --

Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.

--------------------
(1) Includes 35,000 shares received as a result of a 2-for-1 stock split.


--------------------------------------------------------------------------------
LARGEST PORTFOLIO HOLDINGS

JUNE 30, 1999

SECURITY                                      VALUE
----------                               --------------
ABC-NACO ............................      $6,121,875
Stewart & Stevenson Services ........       5,494,141
Equitable Resources .................       4,907,500
ChiRex ..............................       4,809,375
Furon ...............................       4,655,000

SECURITY                                      VALUE
----------                               --------------
Apogee Enterprises ..................      $4,611,250
Stage Stores ........................       4,550,000
Mueller Industries ..................       4,411,875
Dal-Tile International ..............       4,325,912
Giant Cement Holdings ...............       4,296,116


LARGEST INDUSTRIES
JUNE 30, 1999

[FIGURES BELOW REPRESENT CHART IN PRINTED PIECE]

RETAIL\TRADE            12.3%           $19,155,769
MANUFACTURING            8.1%           $12,610,491
FINANCE AND INSURANCE    6.3%            $9,727,943
BANKING                  6.3%            $9,727,421
TRANSPORTATION           6.1%            $9,446,875

PORTFOLIO OF INVESTMENTS
JUNE 30, 1999

                                      SHARES          VALUE
                                    -----------   ------------
COMMON STOCKS   100.0%
ADVERTISING  2.5%
True North Communications             130,000      $ 3,900,000
                                                --------------
APPAREL AND TEXTILES  2.1%
Cutter & Buck*                        195,000        3,254,062
                                                --------------
APPLIANCES  2.5%
Windmere-Durable Holdings             225,000        3,796,875
                                                --------------
BANKING  6.3%
Bank United (Class A)                  87,500        3,513,671
Bay View Capital                      190,000        3,895,000
Commercial Federal                    100,000        2,318,750
                                                --------------
                                                     9,727,421
                                                --------------
BUILDING AND
   CONSTRUCTION  2.8%
Dal-Tile International*               380,300        4,325,912
                                                --------------
CAPITAL GOODS  3.8%
Apogee Enterprises                    340,000        4,611,250
BMC Industries                        119,500        1,232,344
                                                --------------
                                                     5,843,594
                                                --------------
CONSUMERGOODS AND
   SERVICES  3.6%
Fresh Del Monte Produce               200,000        2,825,000
Rent-Way                              115,000        2,831,875
                                                --------------
                                                     5,656,875
                                                --------------
DISTRIBUTORS  2.5%
Cubic                                 160,000        3,940,000
                                                --------------
DRUGS AND HEALTH CARE  2.0%
Omnicare                              250,000        3,156,250
                                                --------------
FINANCE AND INSURANCE  6.3%
Berkley (W.R.)                         90,200        2,257,818
Liberty Financial                     125,000        3,640,625
RenaissanceRe Holdings                103,500        3,829,500
                                                --------------
                                                     9,727,943
                                                --------------
GARDEN PRODUCTS  1.2%
Acorn Products*+                      381,000        1,899,047
                                                --------------
INDUSTRIAL GOODS AND
   SERVICES  3.0%
Furon                                 245,000        4,655,000
                                                --------------
LEISURE AND RELATED  1.7%
Harman International Industries        60,000        2,640,000
                                                --------------
MACHINERY  3.5%
Stewart & Stevenson Services          362,500        5,494,141
                                                --------------
MANUFACTURING  8.1%
Furniture Brands International*       140,000        3,902,500
Giant Cement Holdings*                189,100        4,296,116
Mueller Industries*                   130,000        4,411,875
                                                --------------
                                                    12,610,491
                                                --------------
MEDICAL PRODUCTS AND
   TECHNOLOGY  4.1%
ChiRex*                               150,000        4,809,375
Pharmacopeia                          136,200        1,506,713
                                                --------------
                                                     6,316,088
                                                --------------

                                      SHARES          VALUE
                                    -----------   ------------
OIL AND GAS  5.7%
Equitable Resources                   130,000      $ 4,907,500
Marine Drilling*                      290,000        3,969,375
                                                --------------
                                                     8,876,875
                                                --------------
PACKAGING/
   CONTAINERS  4.1%
Applied Extrusion Technologies*       413,000        3,123,313
BWAY*                                 228,500        3,256,125
                                                --------------
                                                     6,379,438
                                                --------------
PLASTICS  1.7%
Lamson & Sessions*                    441,000        2,646,000
                                                --------------
PRINTING AND
   PUBLISHING  4.8%
Cadmus Communications                 280,000        3,937,500
Merrill                               250,000        3,546,875
                                                --------------
                                                     7,484,375
                                                --------------
RESTAURANTS  3.7%
Avado Brands                          167,600        1,408,888
Foodmaker*                            150,000        4,256,250
                                                --------------
                                                     5,665,138
                                                --------------
RETAIL TRADE  12.3%
Abercrombie & Fitch (Class A)*         70,000        3,360,000
Fred's                                200,000        3,137,500
Loehmann's*+                          700,000           77,000
Stage Stores*                         700,000        4,550,000
Trans World Entertainment             200,000        2,237,500
Urban Outfitters                      129,700        3,234,394
The Wet Seal (Class A)*                90,000        2,559,375
                                                --------------
                                                    19,155,769
                                                --------------
SPECIALTY CHEMICALS  2.3%
Dexter                                 89,000        3,632,312
                                                --------------
SPECIALTY METALS/
   STEEL  3.3%
Olympic Steel*                        447,000        3,045,187
Universal Stainless &
  Alloy Products*+                    341,100        2,003,963
                                                --------------
                                                     5,049,150
                                                --------------
TRANSPORTATION  6.1%
ABC-NACO*                             300,000        6,121,875
Pittston BAX Group                    350,000        3,325,000
                                                --------------
                                                     9,446,875
                                                --------------


TOTAL INVESTMENTS  100.0%
  (Cost $174,891,154)                              155,279,631
OTHER ASSETS
  LESS LIABILITIES                                     (55,554)
                                                --------------
NET ASSETS  100.0%                                $155,224,077
                                                ==============

-------------
* Non-income producing security.
+ Affiliated issuers (Fund's holdings representing 5% or more of the outstanding voting securities).
See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1999

ASSETS:
Investments, at value:
  Common stocks* (cost $174,891,154) ..................................................       $155,279,631
Cash ..................................................................................            175,363
Receivable for Capital Stock sold .....................................................            418,739
Receivable for dividends and interest .................................................             63,921
Expenses prepaid to shareholder service agent .........................................             47,086
Deferred organization expenses ........................................................              7,301
Other .................................................................................             53,138
                                                                                            --------------
TOTAL ASSETS ..........................................................................        156,045,179
                                                                                            --------------

LIABILITIES:
Payable for Capital Stock repurchased .................................................            498,164
Accrued expenses and other ............................................................            322,938
                                                                                            --------------
TOTAL LIABILITIES .....................................................................            821,102
                                                                                            --------------
NET ASSETS ............................................................................       $155,224,077
                                                                                            ==============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($0.001 par value; 1,000,000,000 shares authorized;
  17,364,612 shares outstanding):
  Class A .............................................................................        $     6,130
  Class B .............................................................................              7,230
  Class C .............................................................................                 16
  Class D .............................................................................              3,989
Additional paid-in capital ............................................................        171,357,870
Accumulated net investment loss .......................................................         (1,055,411)
Undistributed net realized gain .......................................................          4,515,776
Net unrealized depreciation of investments ............................................        (19,611,523)
                                                                                            --------------
NET ASSETS ............................................................................       $155,224,077
                                                                                            ==============

NET ASSET VALUE PER SHARE:
CLASS A ($55,329,685 / 6,129,470 shares) ..............................................              $9.03
                                                                                                   =======
CLASS B ($64,281,394 / 7,230,111 shares) ..............................................              $8.89
                                                                                                   =======
CLASS C ($146,378 / 16,466 shares) ....................................................              $8.89
                                                                                                   =======
CLASS D ($35,466,620 / 3,988,565 shares) ..............................................              $8.89
                                                                                                   =======

-------------------
* Includes affiliated issuers (issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities) with a cost of $15,398,985, and a value of $3,980,010. See Notes to Financial Statements.

STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 1999

INVESTMENT INCOME:
Dividends ..............................................    $   681,248
Interest ...............................................          9,494
                                                           ------------
TOTAL INVESTMENT INCOME .........................................................     $ 690,742

EXPENSES:
Management fee .........................................        747,641
Distribution and service fees ..........................        552,264
Shareholder account services ...........................        239,902
Registration ...........................................         60,208
Custody and related services ...........................         58,980
Shareholder reports and communications .................         43,764
Auditing and legal fees ................................         30,765
Directors' fees and expenses ...........................          3,672
Amortization of deferred organization expenses .........          1,288
Miscellaneous ..........................................          6,293
                                                           ------------
TOTAL EXPENSES ..................................................................     1,744,777
                                                                                  -------------
NET INVESTMENT LOSS .............................................................    (1,054,035)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:

Net realized gain on investments ......................      4,693,248
Net change in unrealized depreciation of investments ...     13,982,623
                                                           ------------
NET GAIN ON INVESTMENTS .........................................................    18,675,871
                                                                                  -------------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................................   $17,621,836
                                                                                  =============


------------------------
* Includes net realized loss from affiliated issuers of $446,634.
See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                JUNE 30, 1999     DECEMBER 31, 1998
                                                                             -----------------   -------------------
OPERATIONS:

Net investment loss .......................................................    $ (1,054,035)      $ (3,321,261)
Net realized gain on investments ..........................................       4,693,248          1,143,557
Net change in unrealized appreciation/depreciation of investments .........      13,982,623        (49,090,217)
                                                                             --------------      -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS .........................      17,621,836        (51,267,921)
                                                                             --------------      -------------

DISTRIBUTIONS TO SHAREHOLDERS:
Net realized gain on investments:
   Class A ................................................................              --           (222,320)
   Class B ................................................................              --           (269,568)
   Class D ................................................................              --           (179,287)
                                                                             --------------      -------------
DECREASE IN NET ASSETS FROM DISTRIBUTIONS .................................              --           (671,175)
                                                                             --------------      -------------

CAPITAL SHARE TRANSACTIONS:
Net proceeds from sales of shares .........................................       9,979,509         73,589,710
Exchanged from associated Funds ...........................................      20,021,534         26,643,082
Shares issued in payment of gain distributions ............................              --            616,483
                                                                             --------------      -------------
Total .....................................................................      30,001,043        100,849,275
                                                                             --------------      -------------
Cost of shares repurchased ................................................     (32,801,332)       (59,935,762)
Exchanged into associated Funds ...........................................     (37,239,822)       (50,531,719)
                                                                             --------------      -------------
Total .....................................................................     (70,041,154)      (110,467,481)
                                                                             --------------      -------------
DECREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS ....................     (40,040,111)        (9,618,206)
                                                                             --------------      -------------
DECREASE IN NET ASSETS ....................................................     (22,418,275)       (61,557,302)

NET ASSETS:
Beginning of period .......................................................     177,642,352        239,199,654
                                                                             --------------      -------------
END OF PERIOD (including accumulated net investment loss of $1,055,411
  and $1,376, respectively) ...............................................    $155,224,077       $177,642,352
                                                                             ==============      =============


---------------------
See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. MULTIPLE CLASSES OF SHARES -- Seligman Small-Cap Value Fund (the "Fund"), a series of Seligman Value Fund Series, Inc., offers four classes of shares. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions within 18 months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 5% on redemptions in the first year of purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. The Fund began offering Class C shares on May 27, 1999. Class C shares are sold with an initial sales charge of up to 1% and are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within 18 months of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSC, if applicable, of 1% imposed on redemptions made within one year of purchase. The four classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. SIGNIFICANT ACCOUNTING POLICIES -- The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the Fund:

A. SECURITY VALUATION -- Investments in stocks are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, at the mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

B. FEDERAL TAXES -- There is no provision for federal income tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

D. MULTIPLE CLASS ALLOCATIONS -- All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items that are specifically attributable to a particular class, are charged directly to such class. For the six months ended June 30, 1999, distribution and service fees were the only class-specific expenses.

E. DISTRIBUTIONS TO SHAREHOLDERS -- The treatment for financial statement purposes of distributions made to shareholders during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassification will have no effect on net assets, results of operations, or net asset value per share of the Fund.

F. ORGANIZATION EXPENSES -- Deferred organization expenses are being amortized on a straight-line basis over a period of 60 months beginning with the commencement of operations of the Fund.

3. PURCHASES AND SALES OF SECURITIES -- Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the six months ended June 30, 1999, amounted to $35,800,217 and $77,726,048, respectively.

   At June 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost

NOTES TO FINANCIAL STATEMENTS

for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities amounted to $16,555,628 and $36,167,151, respectively.

4. CAPITAL SHARE TRANSACTIONS -- The Fund has authorized 1,000,000,000 shares of $0.001 par value Capital Stock. Transactions in shares of Capital Stock were as follows:

                            SIX MONTHS ENDED             YEAR ENDED
                               JUNE 30, 1999      DECEMBER 31, 1998
                     ------------------------  ----------------------
CLASS A                 SHARES     AMOUNT      SHARES     AMOUNT
---------------------------------------------------------------------
Net proceeds from
  sales of shares      598,189  $ 4,812,399   2,864,792  $25,758,797
Exchanged from
  associated Funds    2,117,199  17,471,493   1,272,935   10,646,139
Shares issued in
  payment of gain
  distributions             --           --      27,525      206,712
---------------------------------------------------------------------
Total                2,715,388   22,283,892   4,165,252   36,611,648
---------------------------------------------------------------------
Cost of shares
  repurchased       (1,731,012) (13,347,674) (3,480,497) (29,705,640)
Exchanged into
  associated
  Funds             (2,527,150) (20,475,585) (2,004,039) (16,748,650)
---------------------------------------------------------------------
Total               (4,258,162) (33,823,259) (5,484,536) (46,454,290)
---------------------------------------------------------------------
Decrease
  in Shares         (1,542,774)$(11,539,367) (1,319,284) $(9,842,642)
---------------------------------------------------------------------



                            SIX MONTHS ENDED                 YEAR ENDED
                               JUNE 30, 1999          DECEMBER 31, 1998
                     -----------------------  -------------------------
CLASS B                 SHARES        AMOUNT       SHARES        AMOUNT
-----------------------------------------------------------------------
Net proceeds
  from sales
  of shares            353,957   $ 2,749,844    2,907,461   $26,305,568
Exchanged from
  associated Funds     174,820     1,409,502      408,213     3,503,911
Shares issued in
  payment of gain
  distributions             --            --       33,089       245,853
-----------------------------------------------------------------------
Total                  528,777     4,159,346    3,348,763    30,055,332
-----------------------------------------------------------------------
Cost of shares
  repurchased       (1,190,749)   (9,070,896)  (1,578,419)  (13,327,385)
Exchanged into
  associated
  Funds             (1,348,081)  (10,053,300)  (1,647,820)  (13,470,487)
------------------------------------------------------------------------
Total               (2,538,830)  (19,124,196)  (3,226,239)  (26,797,872)
------------------------------------------------------------------------
Increase
  (Decrease)
  in Shares         (2,010,053) $(14,964,850)     122,524   $ 3,257,460
------------------------------------------------------------------------


                            MAY 27, 1999*
                        TO JUNE 30, 1999*
-----------------------------------------
CLASS C               SHARES       AMOUNT
-----------------------------------------
Net proceeds
  from sales
  of shares           16,466     $141,183
-----------------------------------------
Increase in Shares    16,466     $141,183

* Commencement of offering of shares

                           SIX MONTHS ENDED                 YEAR ENDED
                              JUNE 30, 1999          DECEMBER 31, 1998
                     ----------------------    --------------------------
CLASS D                SHARES        AMOUNT       SHARES        AMOUNT
----------------------------------------------------------------------
Net proceeds
  from sales
  of shares           292,108   $ 2,276,083    2,371,845   $21,525,345
Exchanged from
  associated Funds    145,194     1,140,539    1,376,302    12,493,032
Shares issued in
  payment of gain
  distributions            --            --       22,062       163,918
----------------------------------------------------------------------
Total                 437,302     3,416,622    3,770,209    34,182,295
----------------------------------------------------------------------
Cost of shares
  repurchased      (1,374,113)  (10,382,762)  (2,125,511)  (16,902,737)
Exchanged into
  associated
  Funds              (908,055)   (6,710,937)  (2,350,039)  (20,312,582)
----------------------------------------------------------------------
Total              (2,282,168)  (17,093,699)  (4,475,550)  (37,215,319)
----------------------------------------------------------------------
Decrease
  in Shares        (1,844,866) $(13,677,077)    (705,341)  $(3,033,024)
----------------------------------------------------------------------

5. MANAGEMENT FEE, DISTRIBUTION SERVICES, AND OTHER TRANSACTIONS -- J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to 1.00% per annum of the Fund's average daily net assets.

   The Distributor, agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $7,322 from sales of Class A shares. Commissions of $56,103 and $1,447 were paid to dealers for sales of Class A and Class C shares, respectively.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the six months ended June 30, 1999, fees incurred under the Plan aggregated $65,514 or 0.25% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B shares, Class C shares, and Class D shares, service organizations can enter into agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B, Class C, and Class D shares for which the organizations are responsible; and, for Class C and Class D shares, fees for providing other distribution assistance of up to 0.75% on an annual

NOTES TO FINANCIAL STATEMENTS

basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

   With respect to Class B shares, a distribution fee of 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to this fee to a third party (the "Purchaser"), which provides funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

   For the six months ended June 30, 1999, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B, Class C, and Class D shares, amounted to $307,135, $31, and $179,584, respectively.

   The Distributor is entitled to retain any CDSC imposed on certain redemptions of Class A and Class C shares occurring within 18 months of purchase and on redemptions of Class D shares occurring within one year of purchase. For the six months ended June 30, 1999, such charges amounted to $28,948.

   The Distributor has sold its rights to collect any CDSC imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSC and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate of such payments retained by the Distributor, for the six months ended June 30, 1999, amounted to $4,024.

   Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the six months ended June 30, 1999, Seligman Services, Inc. received commissions of $437 from the sales of shares of the Fund and distribution and service fees of $5,230, pursuant to the Plan.

   Seligman Data Corp., which is owned by certain associated investment companies, charged the Fund at cost $239,902 for shareholder account services.

   Certain officers and directors of the Fund are officers or directors of the Manager, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

   The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Directors may elect to have their deferred fees accrue interest or earn a return based on the performance of the Fund or other funds in the Seligman Group of Investment Companies. The cost of such fees and earnings accrued thereon is included in directors' fees and expenses, and the accumulated balance thereof at June 30, 1999, of $1,874 is included in other liabilities. Deferred fees and related accrued earnings are not deductible for federal income tax purposes until such amounts are paid.

6. COMMITTED LINE OF CREDIT -- The Fund is a participant in a joint $750 million committed line of credit that is shared by substantially all funds in the Seligman Group of Investment Companies. The Fund's borrowings are limited to 10% of its net assets. Borrowings pursuant to the credit facility are subject to interest at a rate equal to the overnight federal funds rate plus 0.50%. The Fund incurs a commitment fee of 0.08% per annum on its share of the unused portion of the credit facility. The credit facility may be drawn upon only for temporary purposes and is subject to certain other customary restrictions. The credit facility commitment expires one year from the date of the agreement but is renewable with the consent of the participating banks. To date, the Fund has not borrowed from the credit facility.

7. AFFILIATED ISSUERS -- As defined under the Investment Company Act of 1940, as amended, affiliated issuers are those issuers in which the Fund's holdings represent 5% or more of the outstanding voting securities of the issuer. A summary of the Fund's transactions in the securities of these issuers during the six months ended June 30, 1999, is as follows:


                                                GROSS             GROSS
                                BEGINNING     PURCHASES         SALES AND        ENDING      REALIZED    DIVIDEND      ENDING
AFFILIATE                        SHARES     AND ADDITIONS      REDUCTIONS        SHARES        LOSS       INCOME        VALUE
------------                  ---------------------------------------------     ---------   ----------  ----------  -------------
Acorn Products ..............    431,000             --          50,000          381,000     $446,634         --      $1,899,047
Loehmann's ..................    700,000             --              --          700,000           --         --          77,000
Universal Stainless
  & Alloy Products ..........    341,100             --              --          341,100           --         --       2,003,963
                                                                                            ---------                -----------
TOTAL .......................                                                                $446,634                 $3,980,010
                                                                                            =========                ===========

FINANCIAL HIGHLIGHTS

   The tables below are intended to help you understand each Class's financial performance from the inception of the Fund. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. Per share amounts are calculated using average shares outstanding. "Total return" shows the rate that you would have earned (or lost) on an investment in each Class, assuming you reinvested all your capital gain distributions. Total returns do not reflect any sales charges and are not annualized for periods of less than one year.

                                                                     CLASS A                                CLASS B
                                                     --------------------------------------  -----------------------------------
                                                       SIX MONTHS     YEAR        4/25/97*   SIX MONTHS      YEAR       4/25/97*
                                                          ENDED       ENDED         TO          ENDED        ENDED        TO
                                                         6/30/99    12/31/98     12/31/97      6/30/99     12/31/98    12/31/97
                                                     ------------  -----------  -----------  ----------  -----------  ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD ...............     $7.87        $9.73        $7.14        $7.78        $9.69       $7.14
                                                       -------      -------      -------      -------      -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) .......................     (0.03)       (0.09)       (0.07)       (0.06)       (0.15)      (0.11)
Net realized and unrealized gain (loss)
  on investments ...................................      1.19        (1.74)        2.67         1.17        (1.73)       2.67
                                                       -------      -------      -------      -------      -------     -------
TOTAL FROM INVESTMENT OPERATIONS ...................      1.16        (1.83)        2.60         1.11        (1.88)       2.56
                                                       -------      -------      -------      -------      -------     -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains ......        --        (0.03)       (0.01)          --        (0.03)      (0.01)
                                                       -------      -------      -------      -------      -------     -------
TOTAL DISTRIBUTIONS ................................        --        (0.03)       (0.01)          --        (0.03)      (0.01)
                                                       -------      -------      -------      -------      -------     -------
NET ASSET VALUE, END OF PERIOD .....................     $9.03        $7.87        $9.73        $8.89        $7.78       $9.69
                                                       =======      =======      =======      =======      =======     =======
TOTAL RETURN: ......................................     14.74%      (18.81)%      36.38%       14.27%      (19.41)%     35.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted) ...........    $55,330       $60,383     $87,510      $64,281       $71,875    $88,330
Ratio of expenses to average net assets ............      1.85%+        1.69%       1.87%+       2.60%+        2.44%      2.63%+
Ratio of net income (loss) to average net assets ...    (0.92)%+      (0.98)%     (1.12)%+     (1.67)%+      (1.73)%    (1.88)%+
Portfolio turnover rate ............................     23.19%        30.06%      15.91%       23.19%        30.06%     15.91%


-----------------
See footnotes on page 16.

FINANCIAL HIGHLIGHTS

                                                         CLASS C                       CLASS D
                                                        -----------------------------------------------------
                                                        *5/27/99*        SIX MONTHS      YEAR       *4/25/97*
                                                           TO               ENDED        ENDED         TO
                                                         6/30/99           6/30/99     12/31/98     12/31/97
                                                        ---------      ------------  -----------   ----------
PER SHARE DATA:
NET ASSET VALUE, BEGINNING OF PERIOD                     $8.10              $7.78        $9.69        $7.14
                                                       -------            -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss)                             (0.01)             (0.06)       (0.15)       (0.11)
Net realized and unrealized gain (loss)
  on investments                                          0.80               1.17        (1.73)        2.67
                                                       -------            -------      -------      -------
TOTAL FROM INVESTMENT OPERATIONS                          0.79               1.11        (1.88)        2.56
                                                       -------            -------      -------      -------
LESS DISTRIBUTIONS:
Distributions from net realized capital gains               --                 --        (0.03)       (0.01)
                                                       -------            -------      -------      -------
TOTAL DISTRIBUTIONS                                         --                 --        (0.03)       (0.01)
                                                       -------            -------      -------      -------
NET ASSET VALUE, END OF PERIOD                           $8.89              $8.89        $7.78        $9.69
                                                       =======            =======      =======      =======
TOTAL RETURN:                                             9.75%             14.27%      (19.41)%      35.82%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000s omitted)                   $146            $35,467       $45,384     $63,360
Ratio of expenses to average net assets                   2.89%+             2.60%+        2.44%       2.63%+
Ratio of net income (loss) to average net assets        (1.79)%+           (1.67)%+      (1.73)%     (1.88)%+
Portfolio turnover rate                                  23.19%++           23.19%        30.06%      15.91%


------------------------
 * Commencement of offering of shares.
 + Annualized.
++ For the six months ended June 30, 1999.
See Notes to Financial Statements.

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN SMALL-CAP VALUE FUND:

--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Small-Cap Value Fund as of June 30, 1999, the related statements of operations for the six months then ended and of changes in net assets for the six months then ended and for the year ended December 31, 1998, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1999, by correspondence with the Fund's custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion. In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Seligman Small-Cap Value Fund as of June 30, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective periods stated, in conformity with generally accepted accounting principles.

/s/Deloitte & Touche LLP
------------------------
DELOITTE & TOUCHE LLP
New York, New York
August 6, 1999
--------------------------------------------------------------------------------

BOARD OF DIRECTORS

--------------------------------------------------------------------------------
JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and Diplomacy
   at Tufts University
DIRECTOR, Raytheon Company

ALICE S. ILCHMAN 3, 4
TRUSTEE, Committee for Economic Development
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center
DIRECTOR, Conoco Inc.

JOHN E. MEROW 2, 4
RETIRED CHAIRMAN AND SENIOR PARTNER,
   Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Industries, Inc.
DIRECTOR, New York Presbyterian Hospital

BETSY S. MICHEL 2, 4
TRUSTEE, The Geraldine R. Dodge Foundation

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
   J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
RETIRED PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm

JAMES Q. RIORDAN 3, 4
DIRECTOR, KeySpan Energy Corporation
TRUSTEE, Committee for Economic Development
DIRECTOR, Public Broadcasting Service

RICHARD R. SCHMALTZ 1
MANAGING DIRECTOR, DIRECTOR OF INVESTMENTS,
   J. & W. Seligman & Co. Incorporated
TRUSTEE EMERITUS, Colby College

ROBERT L. SHAFER 3, 4
RETIRED VICE PRESIDENT, Pfizer Inc.

JAMES N. WHITSON 2, 4
DIRECTOR AND CONSULTANT, Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, CommScope, Inc.

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT, J. & W. Seligman & Co. Incorporated
CHAIRMAN, Seligman Data Corp.
DIRECTOR, ICI Mutual Insurance Company
MEMBER OF THE BOARD OF GOVERNORS,
   Investment Company Institute

DIRECTOR EMERITUS
FRED E. BROWN
DIRECTOR AND CONSULTANT,
   J.& W. Seligman &Co. Incorporated

----------------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee
--------------------------------------------------------------------------------

EXECUTIVE OFFICERS

--------------------------------------------------------------------------------
WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

NEIL T. EIGEN
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FOR MORE INFORMATION

MANAGER
J. & W. Seligman & Co.
Incorporated
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Advisors, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder Services
(800) 445-1777      Retirement Plan Services
(212) 682-7600      Outside the United States
(800) 622-4597      24-Hour Automated Telephone Access Service
--------------------------------------------------------------------------------

GLOSSARY OF FINANCIAL TERMS

CAPITAL GAIN DISTRIBUTION -- A payment to mutual fund shareholders of profits realized on the sale of securities in a fund's portfolio.

CAPITAL APPRECIATION/DEPRECIATION -- An increase or decrease in the market value of a mutual fund's portfolio securities, which is reflected in the net asset value of the fund's shares. Capital appreciation/depreciation of an individual security is in relation to the original purchase price.

COMPOUNDING -- The change in the value of an investment as shareholders receive earnings on their investment's earnings. For example, if $1,000 is invested at a fixed rate of 7% a year, the initial investment is worth $1,070 after one year. If the return is compounded, second year earnings will not be based on the original $1,000, but on the $1,070, which includes the first year's earnings.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- Depending on the class of shares owned, a fee charged by a mutual fund when shares are sold back to the fund. The CDSC expires after a fixed time period.

DIVIDEND -- A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest less expenses).

DIVIDEND YIELD -- A measurement of a fund's dividend as a percentage of the maximum offering price or net asset value.

EXPENSE RATIO -- The cost of doing business for a mutual fund, expressed as a percent of the fund's net assets.

INVESTMENT OBJECTIVE -- The shared investment goal of a fund and its shareholders.

MANAGEMENT FEE -- The amount paid by a mutual fund to its investment advisor(s).

MULTIPLE CLASSES OF SHARES -- Although an individual mutual fund invests in only one portfolio of securities, it may offer investors several purchase options which are "classes" of shares. Multiple classes permit shareholders to choose the fee structure that best meets their needs and goals. Generally, each class will differ in terms of how and when sales charges and certain fees are assessed.

NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. (NASD) -- A self-regulatory body with authority over firms that distribute mutual funds.

NET ASSET VALUE (NAV) PER SHARE -- The market worth of one fund share, obtained by adding a mutual fund's total assets (securities, cash, and any accrued earnings), subtracting liabilities, and dividing the resulting net assets by the number of shares outstanding.

OFFERING PRICE -- The price at which a mutual fund's share can be purchased. The offering price per share is the current net asset value plus any sales charge.

PORTFOLIO TURNOVER -- A measure of the trading activity in a mutual fund's investment portfolio that reflects how often securities are bought and sold.

PROSPECTUS -- The legal document describing a mutual fund to all prospective shareholders. It contains information required by the Securities and Exchange Commission (SEC), such as a fund's investment objective and policies, services, investment restrictions, how shares are bought and sold, fund fees and other charges, and the fund's financial highlights.

SEC YIELD -- SEC Yield refers to the net income earned by a fund during a recent 30-day period. This income is annualized and then divided by the maximum offering price per share on the last day of the 30-day period. The SEC Yield formula reflects semiannual compounding.

SECURITIES AND EXCHANGE COMMISSION -- The primary US federal agency that regulates the registration and distribution of mutual fund shares.

STATEMENT OF ADDITIONAL INFORMATION -- A document that contains more detailed information about an investment company and that supplements the prospectus. It is available at no charge upon request.

TOTAL RETURN -- A measure of a fund's performance encompassing all elements of return. Reflects the change in share price over a given period and assumes all distributions are taken in additional fund shares. The AVERAGE ANNUAL TOTAL RETURN represents the average annual compounded rate of return for the periods presented.

YIELD ON SECURITIES -- For bonds, the current yield is the coupon rate of interest, divided by the purchase price. For stocks, the yield is measured by dividing dividends paid by the market price of the stock.

-----------------
Adapted from the Investment Company Institute's 1999 MUTUAL FUND FACT BOOK.

    THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK
       OF SELIGMAN SMALL-CAP VALUE FUND, WHICH CONTAINS INFORMATION ABOUT
 THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS
                  CAREFULLY BEFORE INVESTING OR SENDING MONEY.

                            SELIGMAN ADVISORS, INC.
                                AN AFFILIATE OF

                                 [LOGO OMITTED]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                      100 PARK AVENUE, NEW YORK, NY 10017



EQVS3  6/99                         [GRAPHIC OMITTED]  Printed On Recycled Paper